                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  April 5, 2002
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
              ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Nevada                     1-14784                       75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)          (Commission                  (IRS Employer
                                    File No.)                Identification No.)


  1800 Valley View Lane, Suite 300,     Dallas, TX                  75234
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

On January 28, 2002, Income Opportunity Realty Investors, Inc. ("IORI") sold the 122,795 sq. ft. Daley Plaza in San Diego, California, for a sales price of $15.5 million to Janey Enterprises, LP. The sale constituted 8.14% of the total assets of IORI as of December 31, 2001. IORI received $8.1 million in cash after the payoff of $8.6 million in debt and various closing costs and recognized a gain on the sale of $7.1 million.

On April 5, 2002, IORI sold all of its residential properties for a sales price of $26.2 million to Metra Capital, LLC. One of Metra Capital's members is Third Millenium Partners, LLC ("Third Millenium"). One of Third Millenium's members is Joseph Mizrachi, a member of the Board of Directors of American Realty Investors, Inc., a related party. The sale constituted 23.39% of the total assets of IORI as of December 31, 2001. IORI received $5.4 million in cash after the payoff of $16.1 million in debt and various closing costs including $262,000 in brokerage commissions to Third Millenium. Due to IORI's relationship with American Realty Investors and Mr. Mizrachi, management has determined to treat this sale as a refinancing transaction. The new debt on the properties totals $21.4 million, bears interest at 7.57% per annum, requires monthly interest only payments of $135,000 and matures in May 2012. IORI also received $4.0 million of 8% non-recourse, non-convertible Series A Preferred Stock of Innovo Group, Inc., a company which has Joseph Mizrachi as a member of the Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

Proforma statements of operations are presented for the year ended December 31, 2001, and the year ended December 31, 2000. The proforma statement of operations present IORI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of December 31, 2001, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2001.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001

                                                             Brighton
                                                 Actual       Court(1)    Del Mar(1)   Enclave(1)   Signature(1)    Sinclair(1)
                                                 ------       --------    ----------   ----------   ------------    -----------
                                                                            (dollars in thousands)
                    Assets
Real Estate
Real estate held for investment.............     $ 95,190     $  --        $  --       $   --        $    --        $   --
                                                 --------     -----      -------       ------        -------        ------
Less - accumulated depreciation.............       (7,875)       --           --           --             --            --
                                                 --------     -----      -------       ------        -------        ------
                                                   87,315        --           --           --            --             --

Notes and interest receivable...............          505        --           --           --            --             --
Investments in real estate entities.........          142        --           --           --            --             --
Investment in preferred stock...............           --       550          565          581           520            462
Cash and cash equivalents...................           66       512          544          667           611            562
Other assets................................        3,805       (68)         (66)         (66)          (54)           (54)
                                                  -------     -----      -------       ------       -------         ------

                                                 $ 91,833     $ 994      $ 1,043)      $1,182       $ 1,077         $  970
                                                 ========     =====      =======       ======       =======         ======


Liabilities and Equity
Notes and interest payable..................     $ 54,426     $ 435        $ 422       $  582         $ 527         $  486
Other liabilities...........................        2,185       (94)        (102)        (124)          (85)           (88)
                                                 --------     -----      -------       ------       -------         ------
                                                   56,611       341          320          458           442            398

Commitments and Contingencies
Stockholders' Equity
Common stock................................          14         --           --           --            --             --
Paid-in capital.............................      63,459         --           --           --            --             --
Accumulated distributions in excess
  of accumulated earnings...................     (28,251)       653          723          724           635            572
                                                --------     ------      -------       ------       -------         ------
                                                  35,222        653          723          724           635            572
                                                --------     ------      -------       ------       -------         ------

                                                $ 91,833     $  994      $ 1,043       $1,182       $ 1,077         $  970
                                                ========     ======      =======       ======       =======         ======



                                                      Meridian(1)  Treehouse(1)   Daley(1)    Proforma
                                                      -----------  ------------   --------    --------
                                                                    (dollars in thousands)


                                                       $    --       $    --       $ (9,099)   $  86,091
                                                       -------       -------       --------    ---------
                                                            --            --          1,627       (6,248)
                    Assets                             -------       -------       --------    ---------
Real Estate                                                 --            --         (7,472)      79,843
Real estate held for investment.............
                                                            --            --             --          505
Less - accumulated depreciation.............                --            --             --          142
                                                           767           548             --        3,993
                                                         1,804         1,178          7,819       13,763
                                                           (46)         (110)          (366)       2,975
Notes and interest receivable...............           -------       -------        -------    ---------
Investments in real estate entities.........
Investment in preferred stock...............           $ 2,525       $ 1,616        $   (19)    $101,221
Cash and cash equivalents...................           =======       =======        =======    =========
Other assets................................


                                                       $1,706        $ 1,200        $(6,636)    $ 53,148
                                                          (78)           (48)           159        1,725
                                                       ------        -------        -------    ---------
                                                        1,628          1,152         (6,477)      54,873
Liabilities and Equity
Notes and interest payable..................
Other liabilities...........................
                                                           --            --              --           14
                                                           --            --              --       63,459

Commitments and Contingencies                             897           464           6,458      (17,125)
Stockholders' Equity                                   ------        ------         -------    ---------
Common stock................................              897           464           6,458       46,348
Paid-in capital.............................           ------        ------         -------    ---------
Accumulated distributions in excess
  of accumulated earnings...................           $2,525        $1,616         $  (19)    $ 101,221
                                                       ======        ======         =======    =========






-------
 (1) Assumes sale by IORI on January 1, 2001.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                          STATEMENT OF OPERATIONS(1)(2)
                                DECEMBER 31, 2001



                                                          Brighton
                                              Actual       Court       Del Mar      Enclave     Signature      Sinclair
                                            ----------    --------    ----------   ---------   ------------   ----------
                                                                         (dollars in thousands)
Revenue
 Rents..................................    $ 13,001     $  (561)      $ (624)     $ (574)       $ (523)       $ (553)
                                            --------     -------       ------      ------        ------        ------
 Property operations....................       6,591        (234)        (337)       (246)         (245)         (312)
                                            --------     -------       ------      ------        ------        ------
                                               6,410        (327)        (287)       (328)         (278)         (241)
 Other Income
 Interest and other.....................         194          33          34           35            31            28
 Equity (loss) in equity
   investees............................          (9)         --          --           --            --            --
 Gain on sale of real estate............          --          --          --           --            --            --
                                            --------     --------      ------      ------        ------        ------
                                                 185          33          34           35            31            28

Other expense
 Interest...............................       6,074          33          32           44            40            37
 Depreciation...........................       2,427          --          --           --            --            --
 Advisory fees..........................         817           7           8            9             8             7
 Net income fee.........................          --         (25)        (22)         (26)          (22)          (19)
 General and administrative.............         739          --          --           --            --            --
                                           ---------     --------      ------      ------        ------        ------
                                              10,057          15          18           27            26            25

Net income..............................   $  (3,462)    $  (309)      $(271)      $ (320)       $ (273)       $ (238)
                                           =========     ========      ======      ======        ======        ======

Earnings per share
 Net income (loss)......................   $   (2.32)
                                           =========

Weighted average Common Stock used
 in computing earnings per share........   1,493,675
                                           =========



                                                 Meridian      Treehouse     Daley     Proforma(1)(2)
                                                ----------    -----------  ---------   --------------
                                                               (dollars in thousands)
Revenue
 Rents..................................        $ (1,331)      $ (829)    $ (2,305)    $   5,701
                                                --------       ------     --------     ---------
 Property operations....................            (866)        (428)        (764)        3,159
                                                --------       ------     --------
                                                    (465)        (401)       (1,541)       2,542
 Other Income
 Interest and other.....................              46           33           --           433
 Equity (loss) in equity
   investees............................              --           --           --            (9)
 Gain on sale of real estate............              --           --        7,105         7,105
                                                 -------       ------     --------     ---------
                                                      46           33        7,105         7,530

Other expense
 Interest...............................             129           91         (632)        5,848
 Depreciation...........................              --           --         (414)        2,013
 Advisory fees..........................              19           12           --           887
 Net income fee.........................             (43)         (35)         236            44
 General and administrative.............              --           --           --           739
                                                 -------      -------     --------     ---------
                                                     105           68         (810)        9,531

Net income..............................         $  (524)     $  (436)    $  6,374     $     541
                                                 =======      =======     ========     =========

Earnings per share
 Net income (loss)......................                                               $     .36
                                                                                       =========

Weighted average Common Stock used
 in computing earnings per share........                                               1,493,675
                                                                                       =========




The accompanying footnotes are an integral part of this Proforma Combined Statement of Operations.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

(1) The Proforma Combined Statement of Operations assumes that each property was sold by IORI on January 1, 2001.

(2) Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                         STATEMENT OF OPERATIONS (1)(2)
                          YEAR ENDED DECEMBER 31, 2000



                                                          Brighton
                                              Actual       Court       Del Mar      Enclave     Signature      Sinclair
                                            ----------    --------    ----------   ---------   ------------   ----------
                                                                       (dollars in thousands)
Revenue
 Rents..................................   $   13,731      $ (286)      $ (321)     $ (296)       $ (245)       $ (293)
                                           ----------      ------       ------      ------        ------        ------
 Property operations....................        6,969        (118)        (164)       (112)         (124)         (183)
                                           ----------      ------       ------
                                                6,762        (168)        (157)       (184)         (121)         (110)

Other Income
 Interest and other.....................          319          33           34          35            31            28
 Equity (loss) in equity investees......          (61)         --           --          --            --            --
 Gain on sale of real estate............       20,878          --           --          --            --            --
                                           ----------      ------       ------      ------        ------        ------
                                               21,136          33           34          35            31            28

Other expense
 Interest...............................        5,079          33           32          44            40            37
 Depreciation...........................        2,450          --           --          --            --            --
 Advisory fees..........................          664           7            8           9             8             7
 Net income fee.........................        1,362         (13)         (12)        (15)          (10)          (10)
 General and administrative.............        1,549          --           --          --            --            --
                                           ----------      ------       ------      ------        ------        ------
                                               11,104          27           28          38            38            34

Net income.............................    $   16,794      $ (162)      $ (151)     $ (187)       $ (128)       $ (116)
                                           ==========      ======       =======     ======        ======        ======

Earnings per share
 Net income (loss)......................   $   11.03
                                           ==========

Weighted average Common Stock used
 in computing earnings per share........    1,522,510
                                           ==========


                                                    Meridian      Treehouse     Daley     Proforma(1)(2)
                                                    ---------    -----------  ---------   --------------
                                                                    (dollars in thousands)
Revenue
 Rents..................................            $ (1,176)      $ (816)    $ (1,533)       $ 8,765
                                                    --------      -------     --------     ----------
 Property operations....................                (996)        (381)        (643)         4,248

                                                        (180)        (435)        (890)         4,517

Other Income
 Interest and other.....................                  46           33           --            559
 Equity (loss) in equity investees......                  --           --           --            (61)
 Gain on sale of real estate............                  --           --        7,105         27,983
                                                    --------     --------     --------     ---------
                                                          46           33        7,105         28,480

Other expense
 Interest...............................                 129           91         (758)         4,727
 Depreciation...........................                  --           --         (412)         2,038
 Advisory fees..........................                  19           12           57            791
 Net income fee.........................                 (21)         (38)         550          1,793
 General and administrative.............                  --           --           --          1,549
                                                    --------     --------     --------     ----------
                                                         127           65         (563)        10,898

Net income.............................             $   (261)    $   (467)    $  6,778     $   22,099
                                                    ========     ========     ========     ==========

Earnings per share
 Net income (loss)......................                                                   $    14.52
                                                                                           ==========

Weighted average Common Stock used
 in computing earnings per share........                                                    1,522,510
                                                                                           ==========


                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000



(1) The Proforma Combined Statement of Operations assumes that each property was sold by IORI on January 1, 2000.

(2) Operating results for sold properties are their actual operating results for the year ended December 31, 2000.

                                  SIGNATURE
                                  ---------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                INCOME OPPORTUNITY REALTY INVESTORS, INC.






Date:    April 19, 2002         By: /s/ Ronald E. Kimbrough
         --------------                 ---------------------
                                        Ronald E. Kimbrough
                                        Executive Vice President and Chief
                                        Financial Officer (Principal)
                                        Financial and Accounting Officer and
                                        Acting Principal Executive Officer)